Exhibit 10.20

Subscription Agreement

This subscription (this “Subscription”) is dated [●], 2017, by and between the investor identified on the signature page hereto (the “Investor”) and Cue Biopharma, Inc., a Delaware corporation (the “Company”). The parties agree as follows:

1.            Subscription.

Investor agrees to buy and the Company agrees to sell to Investor such number of shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share as set forth on the signature page hereto.

The Shares are being registered for sale pursuant to a Registration Statement on Form S-1, Registration No. 333-220550 (the “Registration Statement”). The Registration Statement will have been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of any Investor’s subscription. The prospectus contained in the Registration Statement (the “Prospectus”), however, is subject to change. A final Prospectus and/or Prospectus supplement will be delivered to the Investor as required by law.

The Shares are being offered by MDB Capital Group, LLC (“MDB”) and Feltl and Company, Inc. (the “Underwriters”) as underwriters on a “best efforts” basis and are not required to sell any specific number or dollar amount of the shares of Common Stock offered by the Prospectus, but will use their best efforts to sell such shares. The Company does not intend to close this offering unless it sells at least a minimum number of 5,333,334 shares of Common Stock, at the price per share set forth on the cover page of the Prospectus. This offering will terminate on             , 2018 (30 days after the date of the final Prospectus), unless the Company sells the maximum number of shares of Common Stock set forth on the cover page of the Prospectus before that date, or decides to terminate this offering prior to that date, or agrees with MDB to extend for up to 60 days beyond such date.

The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriters in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the preliminary prospectus contained in the Registration Statement when it is declared effective by the Commission, at the Closing: (i) the Purchase Price deposited by the Investor subsequent to the declaration of effectiveness of the Registration Statement by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below shall be released to the Company, and (ii) the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions,” or (B) if requested by the Investor on the signature page hereto or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the book-entry delivery of Shares on the books and records of the transfer agent. If delivery is made by book entry on the books and records of the transfer agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page hereof.

Each of the Underwriters and any participating broker dealers (the “Members”) shall confirm, via the underwriting agreement with the Company, selected dealer agreement or master selected dealer agreement, as applicable, that it will comply with Rule 15c2-4 under the Exchange Act. As per Rule 15c2-4 and Notice to Members 84-7 issued by the Financial Industry Regulatory Authority (collectively, the “Rule”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account by noon the next business day. In regard to monies being wired from an investor’s bank account, the Members shall request the investors to send their wires by the business day immediately following the receipt of a completed subscription document. In regards to monies being sent from an investors account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that the offering does not close for any reason prior to the termination date set forth in the Registration Statement, all funds deposited in the escrow account will be returned to investors promptly in accordance with the terms of the escrow agreement and applicable law.

2.            Subscription Process.

To purchase shares of Common Stock in this offering, investors must complete and sign a subscription agreement. Investors will be required to pay for their shares of Common Stock by wire for the full purchase price of the shares, payable to “Continental Stock Transfer & Trust Company as Agent for Cue Biopharma & MDB Capital Group Escrow Account”.

Subscriptions will be effective only upon the Company’s acceptance of the subscriptions, and the Company reserves the right to reject any subscriptions in whole or in part. In compliance with Rule 15c2-4 under the Exchange Act, the Company and the Underwriters will instruct investors to deliver all monies in the form of  ACH or wire transfers to the escrow agent. Upon the escrow agent’s receipt of such monies, they shall be credited to the escrow account. Pursuant to an escrow agreement among the Company, MDB, Continental Stock Transfer & Trust Company, as escrow agent, the funds received in payment for the shares of Common Stock purchased in this offering will be wired to a non-interest bearing escrow account at JP Morgan Chase and held until the escrow agent determines that the amount in the escrow account is equal to at least the minimum amount required to close this offering. Upon confirmation of receipt of the requested minimum subscription amount, the escrow agent will release the funds in accordance with the written instructions provided by the Company and MDB, indicating the date on which the shares of common stock purchased in this offering are to be delivered to the investors and the date the net proceeds are to be delivered to the Company. Unless investors instruct us otherwise, the Company will deliver the shares of Common Stock being issued to the investors electronically.

3.            Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

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If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

[Signature Page Follows]

3

[Company Signature Page to Investor Subscription Agreement for Cue Biopharma, Inc.]

IN WITNESS WHEREOF, the Investor and the Company have caused this Subscription Agreement to be duly executed as of the date first written above.

Cue Biopharma, Inc.

By:
Name:
Title:

Address for Notice:

Cue Biopharma, Inc.
675 W. Kendall Street
Cambridge, MA 02142
Attn: Chief Executive Officer

[Investor Signature Page to Investor Subscription Agreement for Cue Biopharma, Inc. - Individual]

IN WITNESS WHEREOF, the Investor and the Company have caused this Subscription Agreement to be duly executed as of the date first written above.

Number of Shares: ____________________
Name (Print)
Purchase Price per Share: $7.50
Signature (Individual)
Aggregate Purchase Price: $________________

Broker of Records: ____________________	Tax Identification or Social Security Number

If Joint Tenants or Tenants-in-Common:

Name (Print)

Signature (Individual)

Tax Identification or Social Security Number

Address for Notice:

c/o Name

Street Address

City, State, Zip Code & Country

(______)____________________________
Telephone Number

(______)____________________________
Facsimile Number

Select method of delivery of Shares: DRS or DWAC (Pick one)

DWAC DELIVERY INSTRUCTIONS:

1.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name of Account at DTC Participant being credited with the Shares:

4.	Account Number of DTC Participant being credited with the Shares:

Or

DRS ELECTRONIC BOOK ENTRY CONFIRMATION (hold shares at transfer agent) Delivery Instructions:

Name(s) in which Shares should be issued:

Address:

City/State/Zip:

Attention:

Telephone No.:

[Investor Signature Page to Investor Subscription Agreement for Cue Biopharma, Inc. - Entity]

IN WITNESS WHEREOF, the Investor and the Company have caused this Subscription Agreement to be duly executed as of the date first written above.

Number of Shares: ________________________
Name of Entity
Purchase Price per Share: $7.50

Aggregate Purchase Price: $________________	Type of Entity (i.e., corporation, limited liability company, partnership, etc.)

Broker of Records: ____________________
Tax Identification or Social Security Number

State of Formation of Entity

Name of Authorized Signatory (Print)

Signature

Title

Address for Notice:

Street Address

City, State, Zip Code & Country

(______)____________________________
Telephone Number

(______)____________________________
Facsimile Number

Select method of delivery of Shares: DRS or DWAC (Pick one)

DWAC DELIVERY INSTRUCTIONS:

1.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name of Account at DTC Participant being credited with the Shares:

4.	Account Number of DTC Participant being credited with the Shares:

Or

DRS ELECTRONIC BOOK ENTRY CONFIRMATION (hold shares at transfer agent) Delivery

Instructions:

Name(s) in which Shares should be issued:

Address:

City/State/Zip:

Attention:

Telephone No.:

SUBSCRIPTION PAYMENT INSTRUCTIONS:

NO WIRE TRANSFERS OR ACH PAYMENTS MAY BE MADE TO THE ESCROW ACCOUNT, DIRECTLY OR THROUGH ANY UNDERWRITER UNLESS AND UNTIL: (A) THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE COMMISSION, AND (B) A COPY OF THIS SUBSCRIPTION AGREEMENT, DULY EXECUTED BY BOTH PARTIES HERETO, HAS BEEN DELIVERED TO YOU.

WIRE PAYMENT INSTRUCTIONS:

JP Morgan Chase
[Bank Address]
ABA/Routing #:
Swift #:
Account #:
Account Title: Continental Stock Transfer & Trust Company as Agent for Cue Biopharma & MDB Capital Group Escrow Account
Telephone No.:
Fax No.: